Manor Investment Funds, Inc.

Supplement dated December 27, 2004

To the Prospectus dated April 30, 2004

This supplement makes the following changes:

  Changes the index used as a primary benchmark to a broad-based securities market index for each of the Funds. The S&P 500 index is named as the primary index for comparison for the Manor Fund and the Growth Fund. The Lehman Intermediate-term US Treasury index is named as the primary index for comparison for the Bond Fund.
  Two additional lines are added to the Fee Table. One line shows the amount of the reimbursement by the investment manager, and a second line shows the net expenses after subtracting the fee reimbursement from total fund operating expenses. A footnote is added indicating that the expense reimbursement cannot be recaptured in future periods.

United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 12 X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 12 X

Exact name of Registrant as Specified in Charter:

Manor Investment Funds, Inc.

Address of Principal Executive Offices:

15 Chester Commons

Malvern, PA 19355

610-722-0900

Name and Address of Agent for Service:

Daniel A. Morris

15 Chester Commons

Malvern, PA 19355

Approximate Date of Proposed Public Offering:

As soon as practical after the Registration Statement becomes effective.

It is proposed that this filing will become effective:

X immediately upon filing pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)

on (date) pursuant to paragraph (a) of rule 485

Pursuant to the requirements of (the Securities Act of 1933 and) the

Investment Company Act of 1940 the Registrant (certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and) has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Borough of Malvern, and State of Pennsylvania on the 27th day of December, 2004.

Manor Investment Funds, Inc.

by Daniel A. Morris, President

Prospectus

Manor Investment Funds, Inc.

15 Chester Commons, Malvern, PA 19355

610-722-0900 800-787-3334

Manor Investment Funds, Inc. (the Fund), an open-end management investment company, was incorporated in Pennsylvania on September 13, 1995. The Funds registered office is 15 Chester Commons, Malvern, PA 19355. The company currently issues shares in three series, which we call Funds . Each series has distinct investment objectives and policies, and a shareholders interest is limited to the series in which he or she owns shares. The series are the Manor Fund, Growth Fund, and Bond Fund. Each is a no-load fund, and there are no sales or 12b-1 charges.

Manor Fund

For Conservative Growth & Income
Growth Fund	For Long-term Growth
Bond Fund	For Intermediate-term Fixed Income

The funds are designed for long-term investors, including those who wish to use shares of one or more series as a funding vehicle for tax-deferred plans, including tax-qualified retirement plans and Individual Retirement Account (IRA) plans.

Fund Share Purchase

Shares of the Funds may only be purchased from the Fund at net asset value as next determined after receipt of order. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $100.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has it passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Manor Investment Funds, Inc.

Table of Contents

Investments, Risks, and Performance
Investment Objectives	3
Principal Investment Strategies	3
Principal Risks	4
Performance Information	4
Fee Table
Fee Table	8
Investment Objectives, Principal Investments Strategies & Related Risks
Investment Objectives	9
Principal Investment Strategies	9
Related Risks	11
Management, Organization & Capital Structure
Management	12
Investment Advisor	12
Capital Structure	13
Voting Rights	14
Shareholder Information
Pricing of Shares	14
Purchasing Shares	14
Dividends and Distributions	15
Redemptions	15
Frequent Purchases and Redemptions	15
Taxes	16
Reports to Shareholders	16
Retirement Accounts	17
Distribution
Distribution	17
Financial Highlights & Information
Financial Highlights	17
Account Application
Account Application	21
Statement of Privacy
Privacy Statement	23

INVESTMENTS, RISKS, AND PERFORMANCE

Investment Objectives

TheManor Fund seeks long-term capital appreciation and a moderate level of income.

The Growth Fund seeks long-term capital appreciation.

The Bond Fund seeks to provide current income.
Principal Investment Strategies

The Manor Fund invests primarily in the common stock of large corporations with an average market capitalization of approximately $50 billion, or more. The Manor Fund generally invests in companies with growing earnings and dividends, a high level of free cash flow available to finance growth or repurchase outstanding shares, and a strong financial structure to support future growth. The portfolio manager uses growth and earnings information from industry sources and applies his own proprietary analysis to project future valuations. The portfolio manager invests in companies that he believes have the opportunity to double in value over five years based on their current price relative to future cash flows and the underlying value of the firms assets. The Manor Fund generally holds individual investments for three to five years.

The Growth Fund invests primarily in the common stock of large to mid-sized corporations with an average market capitalization of approximately $2 billion, or more. The Growth Fund generally invests in companies that have strong growth in earnings or revenues, the potential to maintain above average growth, and a reasonable valuation relative to the growth potential. The portfolio manager uses growth and earnings information from industry sources and applies his own proprietary analysis to project future valuations. The portfolio manager invests in companies that he believes have the opportunity to more than double in value over five years based on their current price relative to future cash flows and the underlying value of the firms assets. The Growth Fund generally holds individual investments for three to five years.

The Bond Fundinvests primarily in income producing securities issued by the U.S. Government or Agencies of the U.S. Government, such as U.S. Treasury bills, notes and bonds, or GNMAs, FNMAs and FHLBs. The Bond Fund generally maintains an average maturity of three to seven years, depending upon the interest rate and economic environment.

Principal Risks

An investor could lose money through their investment in the funds. The Funds are intended for long-term investors who can accept fluctuations in value and other risks associated with seeking the investment objectives of each Fund.

Risks in the Manor Fund include:

  the possibility of a general decline in the stock market,
  the possibility that a shift in economic conditions will adversely impact large corporations, or that the Fund manager will be unsuccessful in identifying attractive investments.

Risks in the Growth Fund include:

  the possibility of a general decline in the stock market,
  the possibility that a shift in economic conditions will adversely impact companies with high growth rates, or that the Fund manager will be unsuccessful in identifying attractive investments.

Risks in the Bond Fund include:

  the possibility that a rise in interest rates or inflation expectations will result in a decline in the value of portfolio investments, or that the portfolio manager will be unsuccessful in structuring the portfolio to take advantage of shifts in the interest rate markets.

In addition to the risks outlined above each Fund carries the risk that, Daniel A. Morris, the portfolio manager will be unable to perform his duties due to death or disability.

Performance Information

The bar charts and tables below provide an indication of the risk of investing in the Fund. The Bar chart shows the performance before taxes for each Fund since inception. The table shows average annual returns for each Fund compared to a broad-based securities index and an average of other Funds in a peer group. The calculation assumes reinvestment of all dividends and distributions and reflects the effect of all recurring fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investors tax situation and may differ from investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Past performance of the Fund, before and after taxes, does not indicate how the Fund will perform in the future.

Performance Information for the Manor Fund

During the period shown in the bar chart above, the lowest return for a calendar quarter for the Manor Fund was –20.24% during the 3rd Quarter 2001. The highest return was 16.7% during the 4th Quarter 1998.

Average Annual Total Returns For the Periods ended December 31, 2003
	1 Year	5 Year	Since Inception 9/26/1995
Return before Taxes	31.56%	-2.09%	4.48%
Return After Taxes on Distributions	31.56%	-2.12%	4.34%
Return After Taxes on Distributions and Sale of Fund Shares	20.51%	-1.78%	3.82%
Lipper Large-Cap Core Mutual Fund Index Reflects no deduction for taxes	24.80%	-2.46%	6.06%
S&P 500 Index Reflects no deduction for fees, expenses or taxes	28.69%	-0.55%	9.85%

The primary index for comparison is the S&P 500, a broad market index of large capitalization stocks. The Lipper Large-Cap Core Mutual Fund Index, compiled by Lipper Analytical, Inc., is comprised of other mutual funds managed using similar investment objectives as the Manor Fund.

Performance Information for the Growth Fund

During the period shown in the bar chart above, the lowest return for a calendar quarter for the Growth Fund was –18.60% for the 4th Quarter of 2000, the highest return was 21.2% during the 4th Quarter of 1999.

Average Annual Total Returns For the Periods ended December 31, 2003
1 Year	Since Inception 6/30/1999
Return before Taxes	30.23%	-1.79%
Return After Taxes on Distributions	30.23%	-1.79%
Return After Taxes on Distributions and Sale of Fund Shares	19.65%	-1.51%
Lipper Large-Cap Core Mutual Fund Index Reflects no deduction for taxes	26.96%	-9.61%
S&P 500 Index Reflects no deduction for fees, expenses or taxes	28.69%	-3.15%

The primary index for comparison is the S&P 500 Index, a broad market index of large capitalization stocks. The Lipper Large-Cap Growth Mutual Fund Index, compiled by Lipper Analytical, Inc., is comprised of other mutual funds managed using similar investment objectives as the Growth Fund.

Performance Information for the Bond Fund

During the period shown in the bar chart above, the lowest return for a calendar quarter was –0.63% for the 4th Quarter of 2001, the highest return was 4.14% during the 3rd Quarter of 2001.

Average Annual Total Returns For the Periods ended December 31, 2003
1 Year	Since Inception 6/30/1999
Return before Taxes	0.82%	4.65%
Return After Taxes on Distributions	-0.31%	3.61%
Return After Taxes on Distributions and Sale of Fund Shares	0.97%	3.41%
Lipper Large-Cap Core Mutual Fund Index Reflects no deduction for taxes	9.29%	9.97%
S&P 500 Index Reflects no deduction for fees, expenses or taxes	8.10%	8.16%

The primary index for comparison is the Lehman Intermediate-term US Treasury Index, an index of US Treasury Notes with a maximum maturity of 10 years. The Lipper US Government Mutual Fund Index, compiled by Lipper Analytical, Inc., is comprised of other mutual funds managed using similar investment objectives as the Bond Fund.

FEE TABLE

The following table describes the fees and expenses that are incurred when you buy, hold or sell shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ending December 31, 2003.

Example

Manor Fund	Growth Fund	Bond Fund
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fees	1.00%	1.00%	0.50%
All other expenses	0.58%	0.58%	0.58%
Total Annual Operating Expenses	1.50%	1.50%	1.00%
Reimbursement by Manager	0.08%	0.08%	0.08%
Total Net Annual Operating Expenses	1.50%	1.50%	1.00%

The investment manager for the Fund has agreed to waive investment management fees to keep the Annual Operating Expense ratio at, or below 1.5% for the Manor and Growth Funds and 1.0% for the Bond Fund. Management Fees waived by the advisor cannot be recovered in subsequent years.

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Manor Fund	$ 156	$ 488	$ 843	$ 1,628
Growth Fund	$ 156	$ 488	$ 843	$ 1,628
Bond Fund	$ 105	$ 327	$ 561	N/A

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES & RELATED RISKS

Investment Objectives

TheManor Fund seeks long-term capital appreciation and a moderate level of income.

The Growth Fund seeks long-term capital appreciation.

The Bond Fund seeks to provide current income.
Principal Investment Strategies

The Manor Fund invests primarily in the common stock of large corporations with an average market capitalization of approximately $50 billion, or more. The Fund may also invest in the preferred stock or the corporate fixed income securities of these companies that are convertible into common stock. The primary consideration in the selection of stock investments for the Manor Fund is the current price of the shares relative to the earnings and potential growth of earnings for each company. The Manor Fund generally invests in companies with growing earnings and dividends, a high level of free cash flow available to finance growth or repurchase outstanding shares, and a strong financial structure to support future growth. The portfolio manager uses growth and earnings information from industry sources and applies his own proprietary analysis to project future valuations. The portfolio manager invests in companies that he believes have the opportunity to double in value over five years based on their current price relative to future cash flows and the underlying value of the firms assets.

Under normal market conditions, the Manor Fund should be fully invested. To the extent that investments meeting a Funds criteria for investment are not available, or when the Advisor considers a temporary defensive posture advisable, the Fund may invest without limitation in high-quality corporate debt obligations of U.S. companies, U.S. government and agency obligations, or money market instruments.

The Manor Fund generally holds individual investments for three to five years. The Fund will not borrow or invest in foreign securities, and no more than 5% of the Funds net assets will be invested in companies that do not have three years of continuous operations. The Fund may also invest in exchange traded securities that track the value of an underlying basket of securities such as the S&P 500 Index or the S&P Mid-Cap Index.

In seeking to achieve its investment objective, the Manor Fund ordinarily invests on a long-term basis. Occasionally, securities may be sold within 12 months of purchase if circumstances of a particular company, industry, or the general market should change. The Fund does not propose to purchase securities for short term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate will not exceed 50%. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substantially exceed 50%; this would only result from special circumstances and not from the Funds normal operations.

The Growth Fund invests primarily in the common stock of large to mid-sized corporations with an average market capitalization of approximately $2 billion, or more. The Growth Fund generally invests in companies that have strong growth in earnings or revenues, the potential to maintain above average growth, and a reasonable valuation relative to the growth potential. The Growth Fund generally invests in companies with a high level of free cash flow available to finance growth or repurchase outstanding shares, and products or services that provide a comparative advantage over competitors. The portfolio manager uses growth and earnings information from industry sources and applies his own proprietary analysis to project future valuations. The portfolio manager invests in companies that he believes have the opportunity to more than double in value over five years based on their current price relative to future cash flows and the underlying value of the firms assets.

Under normal market conditions, the Growth Fund should be fully invested. To the extent that investments meeting a Funds criteria for investment are not available, or when the Advisor considers a temporary defensive posture advisable, the Fund may invest without limitation in high-quality corporate debt obligations of U.S. companies, U.S. government and agency obligations, or money market instruments.

The Growth Fund generally holds individual investments for three to five years. The Fund will not borrow or invest in foreign securities, and no more than 5% of the Funds net assets will be invested in companies that do not have three years of continuous operations. The Fund may also invest in exchange traded securities that track the value of an underlying basket of securities such as the S&P 500 Index or the S&P Mid-Cap Index.

In seeking to achieve its investment objective, the Growth Fund ordinarily invests on a long-term basis. Occasionally, securities may be sold within 12 months of purchase if circumstances of a particular company, industry, or the general market should change. The Fund does not propose to purchase securities for short term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate will not exceed 50%. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substantially exceed 50%; this would only result from special circumstances and not from the Funds normal operations.

The Bond Fundinvests primarily in income producing securities issued by the U.S. Government or Agencies of the U.S. Government, such as U.S. Treasury bills, notes and bonds, or GNMAs, FNMAs and FHLBs. The Bond Fund generally maintains an average maturity of three to seven years, depending upon the interest rate and economic environment. The Bond Fund generally maintains an overall credit rating of A or better for portfolio securities, as measured by Moodys or S&P. The Fund may also invest in short term securities issued at a discount to face value such as U.S. Treasury bills. Zero coupon securities with maturities greater than one year will not generally comprise more than 10% of the portfolio.

The Bond Fund will generally hold investments to maturity; however, positions may be liquidated to shift the interest rate sensitivity of the portfolio in response to changing market and economic conditions. The portfolio manager will actively manage the average maturity of the portfolio by reducing the maturity of portfolio securities in anticipation of rising interest rate environments and extending the maturity of portfolio securities in anticipation of falling interest rate environments. The Fund may also invest up to 35% of the portfolio in corporate debt instruments if these investments provide attractive return potential.

Related Risks

In addition to the risks associated with the investment strategy for any particular fund an investor is subject to risk from general market fluctuations, interest rate shifts, credit risk, and the effect of inflation.

Market Risk

In the event of a general market decline the value of the funds could decline even if the manager has moved to a defensive position. The values of investments may change, and possibly decrease, perhaps severely, in response to fluctuations in the stock market generally.

Interest Rate Risk

If interest rates increase the value of portfolio investments could decline as the market adjusts to the reduced demand for stock and long term bond investments. The potential for fluctuations in bond prices is primarily due to changes in interest rates. Bonds with longer maturities have greater interest rate risk than bonds of shorter maturities.

Credit Risk

Credit risk could impact the value of specific stock or bond investments, or an entire industry sector, if investors become concerned abut the ability of creditors to continue debt service on an ongoing basis. Credit risk is the chance that the issuer of a bond will default on its promise to pay interest and or principal at maturity. Credit ratings are an attempt to assess this risk. Generally, the lower a bonds credit rating the higher the interest the bond must pay to attract investors and compensate them for taking additional risk.

Inflation Risk

Inflation is the impact of rising prices over time, it has the effect of reducing the future value of financial assets due to decreased purchasing power. For an investor to be better off their portfolio must increase in value faster than the rate of inflation. Inflation, and investors expectation of future inflation, also effects the current value of portfolio investments. If investors expect inflation to rise in the future they will demand a higher return to compensate for the increase. This will force the price of fixed income securities lower, raising yields. The increase in yields will increase the financing costs for companies, thereby reducing earnings. The reduction in earnings could then lead to lower stock prices.

MANAGEMENT, ORGANIZATION & CAPITAL STRUCTURE

Management

Shareholders meet annually to elect all members of the Board of Directors, select an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors supervise the operation of the Fund in accordance with its stated objectives, policies, and investment restrictions. The Board appoints the officers to run the Fund and selects an Investment Adviser to provide investment advice. It meets four times a year to review Fund progress and status. In addition, a non-interested Director performs an independent audit whenever requested by the Board.

Investment Adviser

Morris Capital Advisors, Inc., 15 Chester Commons, Malvern, PA is a Pennsylvania corporation that acts as sole Investment Adviser to the Fund. Mr. Daniel A. Morris owns all outstanding shares of Morris Capital Advisors, Inc. He is the director and officer of the Investment Adviser and is also president of the Fund.

Daniel A. Morris is responsible for security analysis and portfolio management decisions on a day-to-day basis. Mr. Morris has been a shareholder, executive officer and portfolio manager for investment advisors to mutual funds and other investors since 1981.

On September 18, 1995 the shareholders of the Fund approved a management and advisory contract with Morris Capital Advisors, Inc., to act as Investment Adviser of the Fund, which was unanimously approved by the Board of Directors. This agreement will continue on a year to year basis provided that approval is voted at least annually by a majority of the Directors of the Fund who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940.

Under the agreement, the Investment Adviser will direct the purchase or sale of investment securities in accordance with the stated objectives of the Fund, under the review of the Directors of the Fund. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Investment Adviser. In the event of its assignment, the Agreement will terminate automatically. For these services the Fund has agreed to pay to Morris Capital Advisors, Incorporated a fee of 1% per year on the net assets of the Funds (0.5% for the Bond Fund). This rate of the advisory fee is generally higher than that paid by most mutual funds. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The Investment Adviser will forego all or a portion of its fees in order to hold the total expenses of the Funds to no more than 1.5% of average assets (1.0% for the Bond Fund).

Pursuant to its contract with the Fund, the Investment Adviser is required to render research, statistical, and advisory services to the Fund; and to make specific recommendations based on the Funds investment requirements. Fees of the custodian, registrar, and transfer agents shall be paid by the Fund. The Fund pays all other expenses, including fees and expenses of Directors not affiliated with the Adviser, if any; legal and accounting fees; interest, taxes, and brokerage commissions, record keeping and the expense of operating its offices. The Investment Adviser has paid the initial organizational costs of the Fund and will reimburse the Fund for any and all losses incurred because of rescinded purchases.

Capital Structure

The authorized capitalization of Manor Investment Funds, Inc. is 10,000,000 shares of common stock of $.001 par value per share. Each Fund share has equal dividend, distribution and liquidation rights of that Fund.

Voting Rights

Each holder of common stock has one vote for each share held. Voting rights are non-cumulative, which means that the holders of a majority of shares of common stock can elect all the Directors of the Fund if they so choose, and the holders of the remaining shares will not be able to elect any person as a director. Issues specific to a particular Fund are voted only by shareholders of that Fund.

SHAREHOLDER INFORMATION

Pricing of Shares

The net asset value of the Funds shares are determined as of the close of trading (presently 4:00 p.m.) on the New York Stock Exchange on each business day the Exchange is open. The Exchange is closed on most national holidays. The net asset value is not calculated if the New York Stock Exchange is closed for trading. The price is determined by dividing the value of its securities, plus any cash and other assets less all liabilities, by the number of shares outstanding. The market value of securities listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded and over-the-counter securities are valued at the last bid price in such market. Short term paper (debt obligations that mature in less than 60 days) are valued at amortized cost which approximates market value. Other assets are valued at fair value as determined in good faith by the Board of Directors.

Purchasing Shares

The offering price of shares is the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption PRICING OF SHARES in this prospectus. The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of the management such termination or rejection is in the best interests of the Fund. The Fund will maintain an account for each shareholder.

Initial purchase of shares of the Fund must be made by application to the Fund. To purchase shares mail a check payable to Manor Investment Funds, Inc., complete the application form included in this prospectus, and mail to Manor Investment Funds, 15 Chester Commons, Malvern, PA 19355. For additional information contact the Fund at 610-722-0900. The minimum amount for subsequent purchases is $100, but less may be accepted under special circumstances. Shareholders may also authorize the fund to automatically debit their bank account to purchase shares by completing the necessary information on their account application. Shareholders may also purchase shares of any Fund by directing a transfer from another Fund by telephone. Shares can also be purchased by automatic payroll deduction, or by automatic deduction from an account that you specify.

Dividends and Distributions

The Fund will automatically retain and reinvest dividends and capital gain distributions and purchase additional shares for the shareholder at net asset value as of the close of business on the distribution date. A shareholder may at any time by letter or forms supplied by the Fund direct the fund to pay dividend and/or capital gains distributions, if any, to such shareholder in cash.

Redemptions

The Fund will redeem all or any portion of the total amount of the shares of any shareholder upon written request for redemption signed by the shareholder. Proper endorsements guaranteed either by a national bank or a member firm of the New York Stock Exchange may be required unless management knows the shareholder.

Shares are redeemed at the net asset value per share next determined after notice is received by the Fund. The proceeds received by the shareholder may be more or less than the cost of such shares, depending upon the net asset value per share at the time of redemption; the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Payment by the Fund will ordinarily be made by check within seven days after tender. The Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable.

To redeem shares send your written request to Manor Investment Funds, 15 Chester Commons, Malvern, PA 19355. For additional information contact the Fund at 610-722-0900.

Frequent Purchases and Redemptions

Frequent purchase and redemption transactions of the Fund, sometimes referred to as market timing, create risk for the shareholder initiating the transactions and for other shareholders. Shareholders who participate in this short-term trading philosophy run the risk of realizing substantial losses from ill-timed transactions, forfeiting the opportunity to participate in long-term market trends, and losing the benefit of favorable taxation on long-term investment holdings. Active trading of this sort undermines the long-term investment philosophy of the Fund. Other shareholders can experience lower investment returns if active trading creates higher portfolio turnover, thus generating short-term gains and losses that must be distributed as Fund dividends.

The Manor Investment Funds, as a matter of policy, discourages excessive trading by fund shareholders and will proactively seek to close the accounts of shareholders when they are deemed to be disruptive to the long-term investment goals of The Fund.

Taxes

The Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code (the Code ).

Distribution of any net long-term capital gains realized by the fund will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Funds Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the application form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Reports to Shareholders

The Fund sends shareholders quarterly reports showing the value of their account and the performance of the Fund. Shareholders also receive annual reports containing certified financial statements and other periodic reports, at least semiannually, containing unaudited financial statements.

The Fund regularly publishes a list of portfolio holdings for the benefit of shareholder and prospective shareholders. A current list of portfolio holdings with respective market values are published in the Fund report mailed with shareholder statements at the end of each quarter. A current list of portfolio securities is also supplied to mutual fund analytical services such as Morningstar on a monthly basis.

Retirement Accounts

The Fund maintains Individual Retirement Accounts that allow you to invest in a Regular IRA, Roth IRA or SIMPLE IRA on a tax deferred basis. You may also roll over or transfer a lump sum distribution from a qualified pension or profit-sharing plan to your IRA, thereby postponing federal income tax on the distribution. If your employer has a Simplified Employee Pension Plan (SEP), you may establish a Regular IRA with the Fund to which your employer may contribute, subject to special rules designed to avoid discrimination.

There is no charge to open and maintain an IRA account with Manor Investment Funds. The Board of Directors may change this policy if they deem it to be in the best interests of all shareholders. All IRAs may be revoked within 7 days of their establishment with no penalty. A Disclosure Statement describing the general provisions of the retirement account is provided for all prospective account holders, as required by U.S. Treasury Regulations.

DISTRIBUTION

The Fund acts as transfer agent for its own shares. US Bancorp acts as trustee for the Fund.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights tables on the following pages are intended to help you understand each Funds financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Sanville & Co. for the year ended December 31, 2003 and other auditors for the other periods individualized on the financial highlights table. The auditors report along with the Funds financial statements, are included in the Statement of Additional Information and the Annual Report, which is available upon request.

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

Financial Highlights

For a share of capital stock outstanding throughout the period

	For the years ended December 31,
2003	2002	2001	2000	1999
PER SHARE DATA
Net asset value, beginning of period	$ 10.52	$ 13.20	$ 15.76	$ 17.08	$ 15.46
Income from investment operations:
Net investment income (loss)	--	(0.01)	(0.02)	(0.06)	0.07
Net realized and unrealized gain (loss) on investments	3.32	(2.67)	(2.54)	(1.26)	1.62
Total from investment operations
	3.32	(2.68)	(2.56)	(1.32)	1.69
Less distributions from:
Net investment income	--	--	--	--	(0.07)
Realized capital gains	--	--	--	--	--
Total distributions	--	--	--	--	(0.07)
Net asset value, end of period	$ 13.84	$ 10.52	$ 13.20	$ 15.76	$ 17.08
Total Return	31.56%	-20.30%	-16.24%	-7.73%	10.95%
Ratios and Supplemental Data:
Net assets, end of period (000)	$ 2,615	$ 1,750	$ 2,087	$ 2,569	$ 2,956
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.04%	-0.08%	-0.11%	-0.32%	0.44%
Portfolio Turnover Rate	4.26%	26.0%	28.0%	16.0%	19.0%
The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

GROWTH FUND

Financial Highlights

For a share of capital stock outstanding throughout the period

	For the years ended December 31

2003	2002	2001	2000	1999*
PER SHARE DATA
Net asset value, beginning of period	$ 7.08	$ 8.95	$ 9.54	$ 11.72	$ 10.00

Income from investment operations:
Net investment (loss)	(0.05)	(0.06)	(0.05)	(0.05)	--
Net realized and unrealized gain (loss) on investments	2.19	(1.81)	(0.54)	(2.13)	1.72
Total from investment operations
	2.14	(1.87)	(0.59)	(2.18)	1.72

Less distributions from:
Net investment income	--	--	--	--	--
Realized capital gains	--	--	--	--	--
Total distributions	--	--	--	--	--

Net asset value, end of period	$ 9.22	$ 7.08	$ 8.95	$ 9.54	$ 11.72

Total Return	30.23%	-20.89%	-6.18%	-18.60%	17.20%

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 2,556	$ 1,637	$ 1,522	$ 1,528	$ 1,137
Ratio of expenses to average net assets	1.50%	1.50%	1.50%	1.52%	1.49%	(a)
Ratio of net investment income to average net assets	-0.66%	-0.70%	-0.53%	-0.44%	0.01%	(a)

Portfolio Turnover Rate	6.53%	13.2%	33.6%	16.0%	4.0%

*For the period from July 1, 1999 (commencement of operations) to December 31, 1999
(a) Annualized

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

BOND FUND

Financial Highlights

For a share of capital stock outstanding throughout the period

	For the years ended December 31

2003	2002	2001	2000	1999*
PER SHARE DATA
Net asset value, beginning of period	$ 10.98	$ 10.63	$ 10.39	$ 9.90	$ 10.00

Income from investment operations:
Net investment income	0.26	0.32	0.43	0.46	0.18
Net realized and unrealized gain (loss) on investments	(0.17)	0.39	0.23	0.47	(0.11)
Total from investment operations
	0.09	0.71	0.66	0.93	0.07

Less distributions from:
Net investment income	(0.25)	(0.33)	(0.42)	(0.44)	(0.17)
Realized capital gains	(0.24)	(0.03)	--	--	--
Total distributions	(0.49)	(0.36)	(0.42)	(0.44)	(0.17)

Net asset value, end of period	$ 10.58	$ 10.98	$ 10.63	$ 10.39	$ 9.90

Total Return	0.82%	6.69%	6.35%	9.39%	0.70%

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 1,769	$ 1,962	$ 1,476	$ 803	$ 427
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%	(a)
Ratio of net investment income to average net assets	2.30%	2.96%	4.01%	4.45%	3.58%	(a)

Portfolio Turnover Rate	50.61%	26.3%	0.0%	0.0%	0.0%

*For the period from July 1, 1999 (commencement of operations) to December 31, 1999
(a) Annualized

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds, Inc.

New Account Application

Use this form for individual, custodial, trust, profit sharing or pension plan accounts. For any additional information please contact the Fund at 610-722-0900 or 800-787-3334.

_______________________________________________________________

  Investments

Initial Investment: $ _______________________

(Minimum initial investment $1,000)

Fund Selection: (must total 100%)

Make your check payable to:

Manor Investment Funds, Inc.

15 Chester Commons, Malvern, PA 19355

_______________________________________________________________

2. Registration (please print)

Individual

__________________________________________________________________________

First Name MI Last Name

__________________________________________________________________________

Social Security # Birthdate

Joint Owner*

__________________________________________________________________________

First Name MI Last Name

__________________________________________________________________________

Social Security # Birthdate

* Registration will be Joint Tenancy with Rights of survivorship (JTWROS) unless otherwise specified.

Gift to Minors

______________________________________________________________

Custodians First Name MI Last Name

______________________________________________________________

Minors First Name MI Last Name

______________________________________________________________ Minors Social Security # Minors Birthdate

Minors State of Residence : ______________________________________

Corporation **, Trust, Estate, Pension Plan, Partnership, or other Entity***:

___________________________________________________

Name

____________________________ ________________________

Social Security # or Tax ID # Date of Agreement

**Corporate Resolution is required. *** Additional documentation and certification may be required.

___________________________________________________________________

3. Mailing Address (please print)

__________________________________________________________________

Street Apt./Suite

__________________________________________________________________

City State Zip

__________________________________________________________________

Daytime Phone # Evening Phone #

___________________________________________________________________

4. Distribution Options

Dividends and capital gains will be reinvested if no option is selected.

___Pay all income in cash. ____Pay all capital gains in cash.

___________________________________________________________________

5. Signature and Certification required by the Internal Revenue Service

Neither the Fund nor its transfer agent will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed.

Under the penalty of perjury, I certify that (1) the Social Security Number or Taxpayer Identification Number shown on this form is my correct Taxpayer Identification Number, and (2) I am not subject to backup withholding either as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding. The IRS does not require your consent to any provision of the document other than the certifications required to avoid backup withholding.

_________________________________________________ __________________

Signature of Owner or Custodian Date

_________________________________________________ __________________

Signature of Co-owner Date

If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian for a minor, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer should sign and print name and title on the space provided below.

Print name and title of officer signing for a corporation or other entity

6. Automatic Deposit Authorization: Appropriate form available upon request.

MANOR INVESTMENT FUNDS, INC.

Statement of Privacy

Manor Investment Funds, Inc., (MIF), believes that our clients personal information is private and the employees of Manor Investment Funds, Inc. hold themselves to the highest standards to ensure that clients can trust our commitment to this policy.

MIF limits the collection and use of personal information to that which is necessary to administer our clients accounts, to provide customer services and/or to fulfill legal and regulatory requirements. We collect this information about clients from your applications, forms, and from your transactions with us.

MIF does not share personal information about clients or former clients to any outside third party unless we are required by law and/or regulatory procedures, or receive your prior written consent.

MIF discloses nonpublic information about our clients to financial service providers, such as securities broker-dealers executing security transactions, or transfer agents authorized to maintain client accounts.

MIF restricts access to nonpublic personal information about you only to those employees who need to know that information to provide products or services to you. We maintain physical and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Manor Investment Funds, Inc. will continue to review our efforts to ensure client privacy and make every effort to keep your personal information accurate, current and confidential.

PROSPECTUS

Manor Investment Funds, Inc.

15 Chester Commons, Malvern, PA 19355

610-722-0900 800-787-3334

A no-load, open-end management investment company issuing shares in three series; the Manor Fund, the Growth Fund, and the Bond Fund.

The Funds are designed for long-term investors.

Additional Information

Additional information about the Funds investments is available in the Funds annual and semi-annual reports to shareholders. In the Funds annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds performance during its last fiscal year.

This Prospectus, which should be retained for future reference, is designed to set forth concisely the information that you should know before you invest. A Statement of Additional Information (SAI), dated April 30, 2004, is incorporated by reference into this prospectus. This means that it is legally part of this Prospectus. A copy of the SAI may be obtained without charge by writing or calling the Fund directly at 800-787-3334. Annual and Semi-annual reports are also available upon request.

Information about the Fund (including the SAI) can be reviewed and copied at the Commissions Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commissions Internet site at http:\\www.sec.gov. Copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

Investment Company Act File No. 811-0913